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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2015

Niska Gas Storage Partners LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34733 (Commission File Number)	27-1855740 (I.R.S. Employer Identification No.)

170 Radnor Chester Road, Suite 150
Radnor, PA 19087
(Address of principal executive office) (Zip Code)

(484) 367-7432
(Registrants' telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

        On June 14, 2015, Niska Gas Storage Partners LLC, a Delaware limited liability company (the "Company"), Niska Gas Storage Management LLC, a Delaware limited liability company and sole managing member of the Company ("ManagementCo"), Niska Sponsor Holdings Coöperatief U.A., a Netherlands coöperatief ("Swan Sponsor"), Swan Holdings LP, an Ontario partnership ("Parent"), and Swan Merger Sub LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent ("Merger Sub" and, together with Parent, the "Parent Entities"), entered into an Agreement and Plan of Merger and Membership Interest Transfer Agreement (the "Merger Agreement") pursuant to which, upon the terms and subject to the conditions therein, Swan Sponsor will transfer to Parent its ownership of 100% of the membership interest in ManagementCo (the "ManagementCo Interests") and all of the incentive distribution rights of the Company (collectively, the "Managing Member Transfer") and the Company and Merger Sub will merge (the "Merger").

Transaction Structure

        Upon the Merger and Managing Member Transfer becoming effective (the "Effective Time"), by virtue of the Merger and without any action on the part of any party, any person or any holder of any securities of any person, each interest in the Company representing a fractional part of the membership interests of all non-managing members of the Company (each such membership interest, a "Common Unit"), issued and outstanding and owned by holders, immediately prior to the Effective Time will (a) be converted into the right to receive an amount in cash equal to $4.225 (the "Merger Consideration"), (b) no longer be outstanding, (c) automatically be cancelled and (d) cease to exist, in each case of (b), (c) and (d), subject to the right to receive the Merger Consideration as described in the Merger Agreement, and each holder of a Common Unit immediately prior to the Effective Time (whether certificated or non-certificated and represented in book-entry form) shall thereafter cease to be a member of the Company or have any rights with respect to such Common Units, except the right to receive the Merger Consideration as described in the Merger Agreement, upon the terms and subject to the conditions set forth in the Merger Agreement.

        No dissenters' or appraisal rights are available, or will be available, with respect to the transactions contemplated by the Merger Agreement.

Window-Shop and Non-Solicit

        The Company, Swan Sponsor and ManagementCo have agreed that they, their subsidiaries and their respective officers, managers or directors (the "Non-Solicit Parties"), among other things, (i) will not initiate, solicit or knowingly facilitate or encourage any inquiries or discussions regarding, or the making or submission of, any proposal, request or offer that constitutes, or could reasonably be expected to lead to, an alternative acquisition proposal for the acquisition of the Company, (ii) will not approve, endorse, recommend or enter into any contract or agreement in principle, whether written or oral, with any person (other than Parent and Merger Sub) concerning any letter of intent, memorandum of understanding, acquisition agreement, merger agreement, joint venture agreement, partnership agreement or other similar contract concerning an alternative proposal (other than negotiating and entering into a confidentiality and standstill agreement pursuant to the terms of the Merger Agreement), (iii) will not terminate, amend, release, modify, or fail to enforce any provision of, or grant any permission, waiver or request under, any standstill, confidentiality or similar contract entered into by one or more of the Company, Swan Sponsor or ManagementCo in respect of or in contemplation of an alternative proposal (other than to the extent the Company's board of directors (the "Company Board") determines in good faith, after consultation with its outside financial and legal advisors, that failure to take any such actions would not be in the best interests of the Company's unitholders), (iv) will not conduct, engage in, continue or otherwise participate in any discussions or negotiations regarding alternative acquisition proposals for the acquisition of the Company, and (v) will not furnish any non-public information or afford access to the books and records of ManagementCo, the Company and each of the Company's subsidiaries (the "Company Entities") to any third party that is seeking to make, or has made, an alternative acquisition proposal. However, during the period from June 14, 2015 through 11:59 p.m. Eastern Daylight Time on July 29, 2015 (the "Unitholder Consent Period"), the Non-Solicit Parties may in response to an alternative acquisition proposal by any person, other than a person (or any affiliate of any person) who executed a confidentiality agreement with Swan Sponsor or any of its affiliates with respect to an alternative acquisition proposal during the one year period immediately preceding the date of the Merger Agreement, provide information or access to the books and records of the Company Entities and engage or participate in discussions or negotiations with such person with respect to such alternative proposal, as long as the Company Entities and Swan Sponsor have delivered written notice of such bona fide acquisition proposal to Parent, such third parties have executed confidentiality and standstill agreements, the Company Entities have disclosed to Parent the information to be provided, and the Company Board has determined in good faith, after consultation with outside advisors, that such proposal either constitutes or is reasonably likely to result in a superior proposal. In order to constitute a superior proposal, an alternative acquisition proposal must include an offer to provide financing to the Company on terms (including tenor, amount and interest rate) no less favorable than provided for in the Short Term Credit Facility (defined below). Following receipt of notice from the Company with respect to a superior proposal, Parent is entitled to negotiate with Swan Sponsor and the Company Entities regarding an amendment to the Merger Agreement so that the proposal ceases to be a superior proposal.

        Prior to the end of the Unitholder Consent Period, and subject to certain terms of the Merger Agreement, the Company Board may withdraw its recommendation regarding the Merger if the Company Board determines that a bona fide alternative acquisition proposal constitutes a superior proposal, and if the Company Board determines in good faith after consultation with its outside advisors that the Merger Agreement or the transactions contemplated thereby are not in the best interests of the unitholders other than the Swan Sponsor and its affiliates.

Conditions to the Merger

        The consummation of the Merger and the Managing Member Transfer is subject to the satisfaction or waiver of certain regulatory approvals as well as customary and certain other conditions, including, among others: (i) the expiration or early termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) approval of the California Public Utilities Commission, (iii) certain Canadian antitrust approvals; (iv) the absence of certain legal impediments to the consummation of the Merger, (v) the accuracy or waiver of the parties' representations and warranties, and (vi) the performance of the parties' obligations under the Merger Agreement. There can be no assurance that the regulatory approvals and closing conditions will be satisfied.

Other Terms of the Merger Agreement

        The Merger Agreement contains certain negotiated representations, warranties and covenants. The Merger Agreement also contains customary mutual pre-closing covenants, including the obligation of the Company Entities and Swan Sponsor to conduct their businesses in all material respects in the ordinary course and to refrain from taking certain specified actions without the consent of Parent.

        The Merger Agreement contains certain termination rights for both the Company and Parent including, among others, (i) by mutual agreement of Swan Sponsor, the Company and Parent, (ii) by either Swan Sponsor, the Company or Parent in the event that the Merger has not been consummated on or before June 14, 2017 (the "Termination Date"), (iii) by Parent, if the Company Board has

withdrawn its recommendation that the Company's unitholders approve the Merger and Merger Agreement, and (iv) by the Company, if the Company Board has withdrawn its recommendation for a superior proposal, in each case, subject to the terms of the Merger Agreement. Upon termination of the Merger Agreement under specific circumstances, the Company will be required to pay Parent a termination fee of $27,000,000 (the "Termination Fee") and reimburse certain Parent expenses in relation to the Merger Agreement, not to exceed $5,000,000, including, among others, in the event that Parent or the Company terminates the Merger Agreement due to the Company Board's withdrawal of its recommendation.

        The foregoing description of the Merger, the Managing Member Transfer and the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference in its entirety. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in disclosure schedules provided by Swan Sponsor and the Company Entities to Parent in connection with the signing of the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purposes of allocating risk between Swan Sponsor and Parent rather than for establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on as characterizations of the actual state of facts about the Company Entities or Parent.

Debt Commitment

        Concurrently with the execution of the Merger Agreement, the Company entered into a Commitment Letter (including the term sheet attached thereto, the "Commitment Letter") with BIF II Swan Finance Co. (Delaware) LLC, an affiliate of Parent ("Lender"), which provides that, subject to certain terms and conditions, Lender will provide a senior multiple draw term loan credit facility in an aggregate amount of $50,000,000 (the "Short Term Credit Facility") with draws in minimum amounts and subject to procedures to be negotiated and governed by a definitive written loan agreement. Proceeds of the loans under the Short Term Credit Facility are to be for working capital purposes. The Commitment Letter contemplates interest at 10% per annum paid, at the Company's option, either quarterly in arrears or as an addition to principal amount. The Commitment Letter contemplates that the Short Term Credit Facility would mature on the earlier of (i) 18 months after the execution of a definitive written loan agreement, (ii) acceleration of the loans during the continuance of an Event of Default (as defined in the Commitment Letter), (iii) termination of the Merger Agreement, (iv) 90 days after Lender provides written notice to the Company of Lender's determination that the transactions contemplated by the Merger Agreement cannot or will not be consummated, and (v) uncured breach of other agreements that result in the termination thereof.

        Lender's commitment, and its obligation to make loans under the Short Term Credit Facility, is subject to a number of conditions, including, among others, (i) there not having occurred any uncured breach by Swan Sponsor, ManagementCo, the Company or any of its subsidiaries under the Merger Agreement which has resulted in a termination of the Merger Agreement (a "Merger Agreement Default"), (ii) the occurrence after the date of the Commitment Letter or the existence of any facts or circumstances that would result in the occurrence of a Merger Agreement Default; (iii) the negotiation, execution and delivery on or before 60 days after the date of the Commitment Letter of definitive documentation with respect to the Short Term Credit Facility satisfactory to the Lender acting reasonably and in good faith; and (iv) the Company's compliance with the terms of the Commitment Letter.

        In addition, the Company is required to use its commercially reasonable efforts to seek an amendment to its Amended and Restated Credit Agreement dated as of June 29, 2012 to permit the grant of liens on collateral to be pledged by the Company that is substantially similar to the collateral currently pledged pursuant to such Amended and Restated Credit Agreement.

        The foregoing description of the Commitment Letter and the Short Term Credit Facility does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Commitment Letter, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this report by reference in its entirety.

Item 5.01.    Changes in Control of Registrant.

  (b)
  The information set forth in Item 1.01 is incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

        On June 14, 2015, Swan Sponsor, as the holder of approximately 53.93% of the issued and outstanding Common Units at such time, executed a written consent approving and consenting to the Merger Agreement and the Merger. No further approval by the Company's unitholders is required to adopt the Merger Agreement or approve the Merger. The Company will file with the United States Securities and Exchange Commission ("SEC") as promptly as reasonably practicable, and mail to its unitholders, an information statement describing the Merger Agreement and the transactions contemplated thereby, including the Merger. For additional information regarding the Merger Agreement and the Merger, see Item 1.01.

Item 8.01.    Other Events.

FORWARD LOOKING STATEMENTS

        This Current Report on Form 8-K includes "forward-looking statements"—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address the Company's expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend," "expect," "plan," "will" or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate.

        Among other risks and uncertainties, there can be no guarantee that the Merger will be completed, or if it is completed, the time frame in which it will be completed. The Merger is subject to the satisfaction of certain conditions contained in the Merger Agreement. Pursuing the acquisition could disrupt certain of the Company's current plans, operations, business, and employee relationships.

        For further discussion of risks and uncertainties, you should refer to the Company's filings with the SEC. Actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation, and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

        This communication is being made in respect of the proposed Merger involving the Company and Merger Sub. The Company will prepare an information statement for its stockholders containing the information with respect to the Merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed Merger. When completed, a definitive information statement will be mailed to the Company's unitholders. The Company may be filing other documents with the SEC as well. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website, www.sec.gov; the Company's website, www.niskapartners.com; or from the Company by directing a request by mail or telephone to 170 Radnor Chester Road, Suite 150, Radnor, PA 19087, Attention: Investor Relations, (403) 513-8600. None of the information or documents available on the Company's website are incorporated by reference in this report.

Item 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.		Description of Exhibit
2.1	*	Agreement and Plan of Merger and Membership Interest Transfer Agreement, dated as of June 14, 2015, by and among Niska Gas Storage Partners LLC, Niska Gas Storage Management LLC, Niska Sponsor Holdings Coöperatief U.A., Swan Holdings LP and Swan Merger Sub LLC.
10.1		Commitment Letter, dated June 14, 2015, by and between BIF II Swan Finance Co. (Delaware) LLC and Niska Gas Storage Partners LLC.

*
All schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NISKA GAS STORAGE PARTNERS LLC
Dated: June 18, 2015	By:	/s/ JASON A. DUBCHAK
		Name:	Jason A. Dubchak
		Title:	Vice President, General Counsel and Corporate Secretary

 EXHIBIT INDEX

Exhibit No.		Description of Exhibit
2.1	*	Agreement and Plan of Merger and Membership Interest Transfer Agreement, dated as of June 14, 2015, by and among Niska Gas Storage Partners LLC, Niska Gas Storage Management LLC, Niska Sponsor Holdings Coöperatief U.A., Swan Holdings LP and Swan Merger Sub LLC.
10.1		Commitment Letter, dated June 14, 2015, by and between BIF II Swan Finance Co. (Delaware) LLC and Niska Gas Storage Partners LLC.

*
All schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 5.01. Changes in Control of Registrant.
  Item 5.07. Submission of Matters to a Vote of Security Holders.
  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX